                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.                )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]
Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, For Use of the
                                            Commission Only (as permitted by
[X] Definitive Proxy Statement              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                             GEERLINGS & WADE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 9-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
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[_] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no:
--------------------------------------------------------------------------------
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(4) Date Filed:
--------------------------------------------------------------------------------

                         [GEERLINGS & WADE LETTERHEAD]







                                    April 9, 1999



Dear Stockholder:

     It is our pleasure to invite you to the 1999 Annual Meeting of Stockholders of Geerlings & Wade, Inc., a Massachusetts corporation, to be held on May 11, 1999 at 3:00 p.m. at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

     We hope that you will be able to attend the Annual Meeting. The officers and directors of Geerlings & Wade, Inc. look forward to seeing you at that time.

                                    Sincerely,



                                    Huib E. Geerlings
                                    Chairman of the Board of Directors



                                    Jay L. Essa
                                    President and Chief Executive Officer

                            GEERLINGS & WADE, INC.
                              960 Turnpike Street
                         Canton, Massachusetts  02021

                               ________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 11, 1999

                              ____________________

     The 1999 Annual Meeting of Stockholders of Geerlings & Wade, Inc. (the "Company") will be held at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110, on Tuesday, May 11, 1999 at 3:00 p.m. for the following purposes:

1.   To elect two directors for three-year terms ending in 2002.

2. To consider and act upon a proposal to amend and restate the Company's Stock Option Plan to increase the authorized shares of Common Stock reserved for issuance thereunder from 450,000 to 600,000 and to increase the number of options that may be granted to any individual employee thereunder from 150,000 to 250,000.

3. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company.

4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 26, 1999 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                    By Order Of The Board Of Directors,



                                    Phillip D. Wade
                                    Clerk
April 9, 1999

                            GEERLINGS & WADE, INC.

                              960 Turnpike Street
                         Canton, Massachusetts  02021

                               ________________

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                             ____________________


     The accompanying proxy is solicited by and on behalf of the Board of Directors of Geerlings & Wade, Inc., a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110 on Tuesday, May 11, 1999 at 3:00 p.m. and any adjournments thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders.

     Stockholders of record at the close of business on March 26, 1999 will be entitled to vote at the Annual Meeting of Stockholders. On that date, there were 3,846,550 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company outstanding, the holders of which are entitled to one vote per share on each matter to come before the Annual Meeting. Proxies properly executed and returned will be voted at the Annual Meeting in accordance with any directions noted thereon or, if no direction is indicated, proxies will be voted FOR the election of the two nominees for director set forth herein and FOR the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company. Proxies will be voted in the discretion of the holders of the proxy in accordance with their best judgment with respect to any other business that may properly come before the Annual Meeting and all matters incidental to the conduct of the Annual Meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Clerk of the Company a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked. Any record stockholder attending the Annual Meeting in person may revoke his or her proxy and vote his or her shares at the Annual Meeting.

     It is expected that this Proxy Statement and the enclosed form of proxy together with the annual report of the Company for the fiscal year ended December 31, 1998 are being mailed to stockholders on or about April 9, 1999.

                              PROPOSAL NUMBER ONE

                             ELECTION OF DIRECTORS


     Two directors are to be elected at the 1999 Annual Meeting of Stockholders for three-year terms that expire in 2002. Under the terms of the By-laws of the Company, the Board of Directors consists of seven members. Two other directors have been elected to terms that end in 2000, and three other directors have been elected to a term that ends in 2001, as indicated below. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which each proxy relates FOR the election of the nominees listed below for a term of three years expiring at the 2002 Annual Meeting of Stockholders and until a successor is elected and qualified or until his earlier death, removal or resignation. The two nominees named below are presently serving as directors of the Company. The two nominees are anticipated to be available for election and able to serve. If either nominee should become unavailable, however, such proxy will be voted for substitute nominees designated by the Board of Directors. The two nominees for election as a director at the Annual Meeting who receive the greatest number of votes properly cast for the election of director shall be elected.

     Set forth below is certain information concerning the nominees and the other incumbent directors:

Nominees for Election as Director at the Annual Meeting

     James C. Curvey - Mr. Curvey has been a director of the Company since its initial public offering in June 1994. Mr. Curvey is President and Chief Operating Officer of Fidelity Investments (diversified financial services) and vice chairman of FMR Corp., Fidelity's parent company. Mr. Curvey was President of Fidelity Capital, Inc. from December, 1986 until May, 1997. Mr. Curvey joined Fidelity Investments in June 1982 as Vice President, Human Resources and became Senior Vice President for Administration in January 1983, and prior to joining Fidelity, Mr. Curvey was Vice President, Human Resources for the Chase Manhattan Bank in New York. Mr. Curvey received his Bachelor of Science from Villanova University in 1957 and his Masters of Arts from George Washington University in 1962. Mr. Curvey is 63 years old.

     Phillip D. Wade - Mr. Wade is currently employed by Fechter, Detwiler Company, Inc. as Vice President Investment Banking. Mr. Wade has been a director and the Clerk of the Company since its inception in August 1986. Mr. Wade served as President of the Company from August 1986 through August 1996. From February 1995 until August 1996, Mr. Wade also served as Chief Executive Officer and Treasurer of the Company. From July 1981 through October 1986, Mr. Wade was engaged in a number of capacities at Coopers & Lybrand LLP (accounting) in Boston, Massachusetts, most recently as Audit Manager. A graduate of Northeastern University, Mr. Wade is 41 years old.

Directors Whose Term Expires in 2000

     John M. Connors, Jr. - Mr. Connors was appointed a director of the Company in June 1997. Mr. Connors is the Chairman and Chief Executive Officer and a founding partner of Hill, Holliday, Connors, Cosmopulos, Inc. (advertising agency). Under Mr. Connors' guidance, Hill Holliday has evolved from an advertising agency into a full-service communications consultancy, able to meet any communications need for any client. Hill Holliday was sold to Interpublic Group of Companies, Inc. in 1998. Mr. Connors also sits on the Board of Directors of a number of other companies, including Lycos, Inc and Saucony, Inc. Mr. Connors received his Bachelor of Science degree from Boston College in 1963. Mr. Connors is 56 years old.

     Huib E. Geerlings - Mr. Geerlings is Chairman of the Board of Directors. Mr. Geerlings is Chairman and founder of Verbind, Inc., (direct marketing software). Mr. Geerlings held the position of Chief Executive Officer of the Company until February 1995. Mr. Geerlings was a consultant to the Company from its inception until June 1988 when he became Chairman of the Board of Directors. Mr. Geerlings was employed at Coopers & Lybrand LLP (accounting) in Rotterdam, The Netherlands from 1981 to 1984 when he transferred to Coopers & Lybrand LLP in Boston, Massachusetts, where he worked as an Audit Manager until June 1988. Mr. Geerlings received his undergraduate degree and his Masters in Business Administration from Erasmus University in Rotterdam. Mr. Geerlings is 44 years old.

Directors Whose Term Expires in 2001

     Gordon R. Cooke - Mr. Cooke was appointed a director of the company in June 1997. Mr. Cooke is President and Chief Executive Officer of DM Management (direct marketing) of Hingham, Massachusetts, a women's apparel direct marketer operating two discrete catalog concepts, J. Jill and Nicole Summers, since January 1996. Prior to joining DM Management, Mr. Cooke was employed by Time Warner (entertainment and media), as the President of Time Warner Interactive Merchandising. From 1977 to 1994, Mr. Cooke was Executive Vice President of Bloomingdale's Department Stores (retailing), and subsequently served as President of Bloomingdale's By Mail. Mr. Cooke received his Bachelor of Arts from the University of Puget Sound in 1967 and his Masters of Business Administration from the University of Oregon in 1968. Mr. Cooke is 53 years old.

     Jay L. Essa - Mr. Essa was appointed to the Board of Directors in October 1997 and elected to a three year term by the stockholders of the Company in 1998. Mr. Essa has been President and Chief Executive Officer of the Company since September 1996. Prior to joining the Company, Mr. Essa was Managing Director for Europe since 1993 for E&J Gallo Winery ("Gallo") (wine making), one of the world's largest wineries with revenues of approximately $1 billion.
Mr. Essa joined Gallo in 1970 in sales and was promoted to the following positions: General Sales Manager for Valley Vintners, General Sales Manager for Mountain Wine, Regional Manager for Vintage Wine Division, General Manager for Gallo Sales Company, Managing Director for U.K. and Eire. Mr. Essa is 55 years old.

     Robert L. Webb - Mr. Webb has been a director of the Company since its initial public offering in June 1994. Mr. Webb was the co-founder and served as President and Chief Executive Officer of Webb & Co., (direct marketing consulting) from 1973 until 1997. Mr. Webb was also the co-founder and now serves as the Vice President of Catalog Ventures, Inc. (direct marketing), established in 1989, which publishes five national direct-mail consumer gift catalogs. Mr. Webb received his undergraduate degree from the United States Air Force Academy and holds a Master's Degree from the Fletcher School of International Law and Diplomacy of Tufts University. Mr. Webb is 51 years old.

Meetings and Committees of the Board of Directors

     In fiscal 1998, the Board of Directors held five meetings and acted by unanimous written consent in lieu of a meeting on one occasion. During fiscal, 1998, each director other than Mr. Webb attended at least 75% of the aggregate number of Board meetings and meetings held by committees of which he is a member. Mr. Webb has attended 67% of such meetings.

     The Board has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a standing Nominating Committee.

     The Audit Committee was established in June 1994 and held one meeting during fiscal 1998. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, changes in the accounting principles applied to the presentation of the Company's financial statements, and any comments by the independent auditors on the Company's policies and procedures with respect to internal accounting, auditing and financial controls, and (ii) to make recommendations to the Board of Directors on the engagement of the independent auditors. Messrs. Wade, Webb and Connors are members of the Audit Committee.

     The Compensation Committee was established in June 1994 and held four meetings during fiscal 1998 and acted by unanimous written consent in lieu of a meeting on two occasions. The duties of the Compensation Committee are to recommend compensation arrangements for the President and Chief Executive Officer and review annual compensation arrangements for all other officers and significant employees. The Compensation Committee also has the responsibility to administer the Company's Stock Option Plan. Accordingly, the Compensation Committee has the discretionary authority, not inconsistent with the express provisions of the Stock Option Plan, to (i) grant option awards to eligible persons, (ii) determine the time or times when awards shall be granted and the number of shares of Common Stock subject to each award, (iii) designate options as incentive options, (iv) determine the terms and conditions of each award,
(v) prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Stock Option Plan and to change such forms from time to time, (vi) adopt, amend, and rescind rules and regulations for the administration of the Stock Option Plan, and (vii) interpret the Stock Option Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Stock Option Plan. Messrs. Curvey, Webb and Cooke are members of the Compensation Committee. All three members of the Compensation Committee are "disinterested persons" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Director's Compensation

     In fiscal 1998, each director of the Company who was not an employee of the Company was paid $750 for each meeting of the Board of Directors attended by such director. Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board of Directors or either of its committees. All directors are reimbursed for reasonable travel and other expenses of attending meetings of the Board of Directors and its committees. In addition, pursuant to the Non-Employee Director Stock Option Plan, non-employee directors receive options to purchase 2,500 shares of Common Stock upon the anniversary of their election to the Board of Directors. The options granted under the Non-Employee Stock Option Plan are granted at fair market value and become exercisable in three equal annual installments commencing on the first anniversary of the date of grant.

     In addition, each of Mr. Geerlings and Mr. Wade has a consulting arrangement with the Company, whereby each provides, at the request of the Company, consulting services in connection with the Company's marketing efforts and also provides the Company with the right to use his name in connection with the Company's marketing literature. Pursuant to the consulting arrangements, each of Mr. Geerlings and Mr. Wade is paid a fee of $3,000 a month. The consulting arrangements may be terminated at any time at the will of the Company.

                   THE BOARD OF DIRECTORS RECOMMENDS ELECTION
                        OF THE NOMINEES  DESCRIBED ABOVE
                 EXECUTIVE COMPENSATION; CERTAIN ARRANGEMENTS;
                              SECURITY  OWNERSHIP

Executive Officers of the Company

     The following table sets forth certain information with respect to the executive officers of the Company and other significant employees as of March 26, 1999. All of the Company's officers are elected annually and serve at the discretion of the Board of Directors.

Name                    Age  Position
----                    ---  --------
Jay L. Essa              55  President and Chief Executive Officer

Vincent P. Ficcaglia     52  Vice President of Marketing

David R. Pearce          40  Vice President, Chief Financial Officer, Treasurer
                              and Assistant Clerk

     Jay L. Essa - Mr. Essa has been President and Chief Executive Officer of the Company since September 1996 and was appointed to the Board of Directors in October 1997. Prior to joining the Company, Mr. Essa was Managing Director for Europe since 1993 for E&J Gallo Winery ("Gallo") (wine making), one of the world's largest wineries with revenues of approximately $1 billion. Mr. Essa joined Gallo in 1970 in sales and was promoted to the following positions:
General Sales Manager for Valley Vintners, General Sales Manager for Mountain Wine, Regional Manager for Vintage Wine Division, General Manager for Gallo Sales Company, Managing Director for U.K. and Eire.

     Vincent P. Ficcaglia - Mr. Ficcaglia has been Vice President of Marketing of the Company since January 1999. Prior to joining the Company, Mr. Ficcaglia was Vice President, Marketing Director of Bronner Slosberg Humphrey (direct marketing agency) the largest exclusive direct marketing agency in the United States. Mr. Ficcaglia joined Bronner Slosberg Humphrey in 1993 as Vice President, Director, Market Research & Financial Analysis. In 1994, he held the position of Vice President, Business Process Reengineering and in 1995 held the position of Vice President, Associate Marketing Director. From 1980 to 1993, Mr. Ficcaglia worked for The New England (financial services) and held the following positions: Vice President, Chief of Staff, Vice President, Corporate Planning and Vice President, Market Research. Mr. Ficcaglia received his undergraduate degree from Brandeis University, his Masters of Arts in Economics from Boston College and his Masters of Business Administration from Suffolk University.

     David R. Pearce - Mr. Pearce has been Vice President and Chief Financial Officer of the Company since November 1996. Mr. Pearce was appointed Treasurer and Assistant Clerk of the Company by the Board of Directors in February 1997. Prior to joining the Company, Mr. Pearce was Chief Financial Officer of State Line Tack, Inc. (direct marketing) with $65 million in sales in 1996. Mr. Pearce joined State Line Tack, Inc. in 1995 and was a director from 1993 to 1996. From 1991 to 1995, Mr. Pearce was Vice President of Environmental Power Corporation (independent power production) with $31 million in sales in 1994 and was previously Managing Director of BancIreland/First Financial, Inc. (financial services). Mr. Pearce received his undergraduate degree from Brown University and his Masters of Business Administration from the University of California, Berkeley.

Other Key Personnel

     The Company's other key personnel are:

Name                   Age  Position
----                   ---  --------
Gregg A. Kober          36  Director of Operations
Michael J. LaFrance     32  Director of Sales and Customer Service
Francis A. Sanders      43  Wine Director

     Gregg A. Kober - Mr. Kober joined the Company in September 1996. Mr. Kober was previously employed since 1989 by Bose Corporation most recently as Manager of Business Operations. Mr. Kober is a graduate of Northeastern University.

     Michael LaFrance - Mr. LaFrance joined the Company in December 1996. Prior to joining the Company, Mr. LaFrance was a consultant to Bose Corporation. During 1995, Mr. LaFrance was employed by Walt Disney World as Marketing Operations Manger. From 1989 through 1994, Mr. LaFrance held various positions with Bose Corporation's Direct Marketing Group.

     Francis Sanders - Mr. Sanders joined the Company in May 1997. Previously he served for eight years as the wine supervisor for Boston's Blanchard's retail chain and has over 21 years experience in the beverage industry. Mr. Sanders is a graduate of the University of Lowell.

Summary Compensation Table

     The following Summary Compensation Table sets forth compensation earned for all services rendered to the Company during each of the last three fiscal years, as applicable, by persons serving as the Company's Chief Executive Officer and President and each other officer or employee of the Company who earned salary and bonuses in excess of $100,000 for the year ended December 31, 1998 (collectively, the "Named Executive Officers").

                                                                                                Long-Term
                                                                                               Compensation
                                                                                               ------------

                                                                                                Securities
                                                          Annual Compensation                   ----------
Name and Principal Position                            ------------------------                 Underlying
                                                       Year          Salary ($)    Bonus ($)      Options
                                                       ----          ----------    ---------      -------
Jay L. Essa                                            1998           200,000         50,000       25,000 (1)
President and Chief Executive Officer                  1997           200,000         25,000           --
                                                       1996            53,846             --      100,000

David R. Pearce                                        1998           166,250          3,416       20,000 (2)
Vice President, Treasurer and Chief                    1997           142,500             --           --
 Financial Officer                                     1996            17,750             --       35,000

_________________________
(1)  Mr. Essa was awarded 25,000 incentive stock options on January 21, 1998.

(2) Mr. Pearce was awarded 10,000 incentive stock options on February 2, 1998 and 10,000 incentive stock options on September 22, 1998.

Option Grants

     The following table sets forth certain information regarding stock option grants made to the Named Executive Officers during the fiscal year ended December 31, 1998.

Option Grants in Last Fiscal Year
      Individual Grants (1)
---------------------------------
                        Number of       Percent of                                     Potential Realization Value at
                        Securities     Total Options                                      Assumed Annual Rates of
                        Underlying      Granted to        Exercise                       Stock Price Appreciation for
                         Options       Employees in      Price per    Expiration               Option Term (2)
                         Granted       Fiscal Year         Share         Date               5%               10%
                        ----------    -------------      ---------    ----------         -------           -------
Jay L. Essa                 25,000         2.7%            4.375        1/21/08           68,785           174,316
David R. Pearce             10,000         5.1%            4.375         2/2/08           27,514            69,726
                            10,000         5.1%            3.000        9/22/08           18,867            47,812

-------------------
(1) No stock appreciation rights were granted to any Named Executive Officer during fiscal 1999. All options grants are incentive stock options having a term of 10 years. They become exercisable at the rate of 25% on each of the first five anniversary dates of the grant. All options were granted at fair market value measured by the closing price for the Common Stock on the NASDAQ National Market system on the date of the grant.

(2) The potential realizable value is calculated based on the term of the option at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.

Option Values

     The table below sets forth information for the Named Executive Officers with respect to fiscal 1998 year-end option values.

                                            Fiscal Year-End Option Values
                                            -----------------------------

                                Number of Securities
                              Underlying Unexercised            Value of Unexercised
                                      Options                   In-the-Money Options
Name                           at Fiscal Year-End (#)         as Fiscal Year-End ($)(1)
----                       -----------------------------     ----------------------------
                           Exercisable     Unexercisable     Exercisable    Unexercisable
                           -----------     -------------     -----------    -------------
Jay L. Essa                   60,000            65,000       $324,375         $336,563
David R. Pearce               21,000            34,000       $ 82,688         $165,125

(1) The closing price for the Common Stock on the NASDAQ National Market System on December 31, 1998, the last trading day of the fiscal year, was $9.1875 per share.

                         Compensation Committee Report

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 12 shall not be incorporated by reference into any such filings.

Report of the Compensation Committee

    The Compensation Committee of the Board of Directors of the Company is currently composed of three outside directors, Messrs. Curvey, Cooke and Webb. The Committee's responsibilities include recommending the annual compensation arrangements for the President and Chief Executive Officer of the Company, reviewing the annual compensation arrangements for all other officers and significant employees of the Company and administering the Company's Stock Option Plan. No member of this Committee was an officer or employee of the Company during 1998.

    The Company believes that all of its employees are vital to its continued success. It is crucial that employees understand the Company's objectives and the role they play in the achievement of these objectives. With this in mind, the Company seeks to create a positive work environment for its employees, including an appropriate level of training and ample opportunities for advancement for all its employees.

    Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies and plans that seek to tie the financial interests of the Company's senior management with the interests of its stockholders. As a result, the Company seeks to reward performance in those quantitative areas believed to be important to the long-term interests of stockholders, namely enhanced sales growth and profitability and the successful implementation of the Company's business plan. The Company believes that success in these quantitative areas will also be evidence of success in the qualitative areas discussed above relating to the work environment for the Company's employees, employee training and employee opportunity for advancement. In addition, the Company seeks to provide total compensation packages that will attract the best talent to the Company, motivate individuals to perform at their highest levels, reward outstanding performance and retain executives whose skills are critical for building long-term stockholder value. To implement these policies, the Company's compensation structure has three components: base salary, cash bonuses and stock options.

    Each of the Named Executive Officers, namely the President and Chief Executive Officer, Jay L. Essa, and David R. Pearce, the Chief Financial Officer, are parties to employment agreements with the Company (collectively, the "Employment Agreements"). Mr. Essa is also party to a severance agreement with the Company. For details regarding the Employment Agreements and the severance agreement, see "Employment Arrangements" on page 11 of this Proxy Statement.

    Each of the Employment Agreements provide that the Named Executive Officers receive an annual base salary. Mr. Essa's annual base salary for the prior and current fiscal year is $200,000. Mr. Pearce's annual base salary was recently increased, effective August 1, 1998, from $160,000 to $175,000. This Committee, acting by unanimous written consent on December 14, 1998, approved the grant of a bonus for 1998 in the amount of $50,000 for Mr. Essa. This Committee considered both quantitative and qualitative achievements occurring during the 1998 fiscal year as a basis for paying such bonus to Mr. Essa.

    Additionally, in 1998, each of Messrs. Essa and Pearce has been granted performance-based options to purchase shares of Common Stock as an additional incentive that is linked to the future performance of the Company's common stock. On January 21, 1998, this Committee approved the grant to Mr. Essa of 25,000 incentive stock options pursuant to the Company's Stock Option Plan.
The stockholders of the Company voted to amend the Stock Option Plan on May 12, 1998 so that up to 150,000 may be granted to an individual employee. Moreover, this Committee approved the grant to Mr. Pearce of 10,000 incentive stock options on February 2, 1998 and 10,000 incentive stock options on September 22, 1998 pursuant to the Company's Stock Option Plan. The options granted to Messrs. Essa and Pearce have an exercise price of the fair market value on the date of grant, expire 10 years from the date of grant, and vest in four equal increments over four anniversaries after the date of grants. The Compensation Committee believes the grant of such options provides appropriate incentives to the Named Executive Officers by making a significant amount of their future remuneration contingent upon either a significant increase in the price of the Common Stock or a long period of future service to the Company.

    With respect to the Company's other employees and executives, compensation is determined based upon the recommendations to the Compensation Committee of the President and Chief Executive Officer and, as applicable, the Chief Financial Officer upon consideration of such individuals' performance and any changes in their functional responsibilities.

    Employee and executive compensation is generally comprised of a combination of cash compensation and grants of options under the Company's Stock Option Plan. Stock options are awarded during the year on a discretionary basis.
Stock options are intended to offer an equity incentive for superior performance and to foster the retention of key personnel through awards structured to vest and become exercisable over time provided that the individual remains employed by the Company. There is no set formula for the award of options. Factors considered in making option awards to employees and executives of the Company in 1998 included prior grants to such individual, the importance of retaining such individual's services, such employee's potential to contribute to the success of the Company and such employee's past contributions to the Company.

Dated:  April, 1999                 Compensation Committee
                                    of The Board of Directors

                                    Gordon R. Cooke
                                    James C. Curvey
                                    Robert Webb

Employment Arrangements

    Effective September 9, 1996, Mr. Essa and the Company entered into a letter agreement (the "Essa Agreement") pursuant to which Mr. Essa agreed to serve as the Company's President, Chief Executive Officer and Treasurer. The Essa Agreement provides for a base salary of $200,000 and for a grant of 100,000 stock options under the Stock Option Plan. Mr. Essa is also entitled to reimbursement of certain relocation expenses. The Essa Agreement is terminable at will at the option of the Company or Mr. Essa. As additional compensation for services provided to the Company in 1998, Mr. Essa was awarded a bonus in the amount of $25,000, effective December 14, 1998.

    Effective April 1999, Mr. Essa and the Company entered into a Severance Agreement. Pursuant to the Severance Agreement, Mr. Essa will receive $200,000 in the event the Company terminates Mr. Essa's employment for reasons other than for cause. The $200,000 severance payment would be reduced by 50% of the income Mr. Essa receives from any position he takes with another company with a maximum reduction of $100,000. The Severance Agreement provides that Mr. Essa shall not compete with the Company or engage in any manner in any activity that involves the retail sale of wine or wine accessories via the mails or the Internet for a period of twelve months after termination of his employment with the Company.

    Effective November 11, 1996, Mr. Pearce and the Company entered into a letter agreement (the "Pearce Agreement") pursuant to which Mr. Pearce has agreed to serve as the Company's Vice President and Chief Financial Officer. The Pearce Agreement provides for a base salary of $130,000 and for a grant of 35,000 stock options under the Stock Option Plan. The Pearce Agreement is terminable at will at the option of the Company or Mr. Pearce. Mr. Pearce's base salary was recently increased, effective August 1, 1998, to $175,000. In addition, the Compensation Committee approved a grant of 10,000 incentive stock options on February 2, 1998 and a grant of 10,000 incentive stock options on September 22,1998 to Mr. Pearce.

Performance Graph

    The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its Common Stock with the cumulative total return on the Nasdaq Market Index (Broad Market index) and a self-constructed peer group index/*/ from June 17, 1994, the date of the Company's initial public offering, through December 31, 1998, the last trading day of fiscal 1998. The cumulative total shareholder return is based on $100 invested in Common Stock of the Company and in the respective indices on June 17, 1994 (including reinvestment of dividends). The stock prices on the Performance Graph are not necessarily indicative of future price performance.

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                                   FISCAL YEAR ENDING
                                   -------------------------------------------------------------------------------------
                                   6/17/1994     12/31/94      12/31/1995      12/31/1996      12/31/1997     12/31/1998
Geerlings & Wade                     100.00        163.89         65.28           48.61          45.83          102.83
Customer Selected Stock List         100.00         53.46         39.68           49.90          70.11           88.30
NASDAQ Market Index                  100.00        103.21        133.87          166.36         203.49          287.01

______________________________

* The Peer Group index is comprised of the following direct-mail retail marketing companies: DM Management Corporation (DMMC), Green Mountain Coffee
   (GMC), Hanover Direct (HW), Land's End (LE), Lilian Vernon (LVC), Right Start
   (RTST), Spiegel (SPGLA) and Vermont Teddy Bear (BEAR). Each of these companies is publicly traded. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

Ownership of Common Stock

     The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 26, 1998, by each person known to the Company to be the beneficial owner of more than five percent of the Common Stock, each director of the Company, each Named Executive Officer of the Company and all directors and Named Executive Officers of the Company as a group.
Except as otherwise indicated, the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to applicable community property laws.

                                                  Amount and
                                                  Nature of
                                                  Beneficial        Percent of
Name of Beneficial Owner                         Ownership(1)        Class(2)
------------------------                         ------------        --------
John M. Connors, Jr. .........................    40,833/(3)/           1.0%
Gordon R. Cooke ..............................       833/(3)/             *
James C. Curvey ..............................    88,298/(4)/           2.2%
Jay L. Essa ..................................    70,619/(5)/           1.8%
Huib Geerlings ...............................   884,833/(3)/          22.4%
David R. Pearce ..............................    27,895/(6)/             *
Phillip D. Wade ..............................   479,585/(3)/          12.1%
Robert L. Webb ...............................     7,499/(4)/             *
Palo Alto Investors/William L. Edwards(7).....   470,400               11.9%
All Directors and Named Executive Officers
  as a group (8 persons) ..................... 1,600,395               40.5%

 *   Less than 1%.
(1) For purposes of determining beneficial ownership of the Company's Common Stock, owners of options that are exercisable within 60 days of March 26, 1999 are considered to be the beneficial owners of the shares of Common Stock for which such securities are exercisable.
(2) Ownership percentages have been calculated on the basis of the amount of outstanding Common Stock on March 26, 1999 (3,846,550 shares), plus options held by the listed parties that are exercisable within 60 days of March 26, 1999 (108,080 shares).
(3) Includes options to purchase 833 shares of Common Stock which are currently exercisable.
(4) Includes options to purchase 7,499 shares of Common Stock issued pursuant to the Non-Employee Director Stock Option Plan which are currently exercisable.
(5) Includes options to purchase 66,250 shares of Common Stock which are currently exercisable.
(6) Includes options to purchase 23,500 shares of Common Stock which are currently exercisable.
(7) As reported on Schedule 13G filed with the Securities and Exchange Commission in February 1999, Palo Alto Investors, a California corporation, and William L. Edwards, an individual, may be deemed to have shared voting and investment power over such 470,400 shares. Neither of such beneficial owners have sole power to vote or dispose or direct the disposition of any of their shares. The business address for Palo Alto Investors and Mr. Edwards is at 470 University Avenue, Palo Alto, California 94301.

                              PROPOSAL NUMBER TWO
             APPROVAL OF INCREASE IN SHARES RESERVED FOR ISSUANCE
                     UNDER THE COMPANY'S STOCK OPTION PLAN


Stock Option Plan


     The Company's Stock Option Plan (the "Stock Option Plan") was adopted to advance the Company's interests by enhancing its ability to attract and retain able employees and others in a position to make significant contributions to the success of the Company through ownership of shares of Common Stock. On the date hereof, approximately 70 individuals are eligible to participate in the Stock Option Plan. A total of 450,000 shares of Common Stock is currently reserved for issuance under the Stock Option Plan, subject to adjustment for stock dividends and similar events. Under the Stock Option Plan, an individual employee may not be granted options for over 150,000 shares of Common Stock.

Proposal

     Stockholders are being requested at the Annual Meeting to approve an amendment to the Stock Option Plan to increase the total number of shares reserved for issuance under the Stock Option Plan by 150,000 shares to a total of 600,000 shares and to increase the number of options which may be granted to an individual employee under the Stock Option Plan to 250,000. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR the increase in the number of shares reserved for issuance under the Stock Option Plan by 150,000 and FOR the increase in the number of options which may be granted to an individual employee under the Stock Option Plan to 250,000.

     Jay Essa, the Company's President and Chief Executive Officer, has a particular interest in the proposed amendment to the Stock Option Plan. The Compensation Committee's grant of 100,000 options to Mr. Essa on April 2, 1999 is contingent upon the stockholders' approval of the amendment to the Stock Option Plan.

Prior Amendments

     The Stock Option Plan was adopted by the Board of Directors of the Company on June 24, 1993, and subsequently amended on February 28, 1994 and April 8, 1994. The stockholders of the Company adopted the Stock Option Plan, as amended, on April 8, 1994.

     On November 1, 1994, the Board of Directors voted to amend the Stock Option Plan by increasing the number of shares of Common Stock reserved for issuance thereunder to 300,000 shares, and the stockholders of the Company approved such increase on May 18, 1995.

     On February 1, 1995, the Board of Directors voted to further amend the Stock Option Plan by increasing the number of options which may be granted to an individual employee to a total of 100,000, and the stockholders of the Company approved such amendment on May 18, 1995.

     On February 27, 1996, the Board of Directors voted to effectuate a change in the exercise price of options issued and outstanding under the Stock Option Plan as of such date. Active employees who were holders of options with an exercise price greater than $8.00 per share were permitted to effectively exchange such options for options with an exercise price of $8.00 per share.
The Board of Directors determined that such options should be reissued at $8.00 per share, which was then higher than the fair market value of a share of the Common Stock, because the Common Stock was priced at $8.00 in connection with the Company's initial public offering in June 1994. The Board of Directors thus terminated the existing options and reissued options for an equal number of shares with identical provisions, except for a new exercise price of $8.00.
The stockholders of the Company approved such changes on May 14, 1996.

     On February 24, 1997, the Board of Directors again voted to amend the Stock Option Plan by increasing the number of shares of Common Stock reserved for issuance thereunder to 450,000 shares, and the stockholders of the Company approved such increase on May 13, 1997.

     On February 24, 1998, the Board of Directors voted to amend the Stock Option Plan to increase the number of options that could be granted to an individual participant thereunder to 150,000, and the stockholders of the Company approved such increase on May 12, 1998.

     On April 2, 1999, the Board of Directors voted to amend the Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder to 600,000 shares, and to increase the number of options that could be granted to an individual participant thereunder to 250,000 and requests the stockholders to approve such increase.

Plan Description

     Options granted under the Stock Option Plan may be in the form of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), or options that are not incentive options, or both. Incentive options may only be granted to "employees" as defined in the Code or regulations thereunder applicable to incentive stock options.

     The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company which has discretionary authority to (i) grant option awards to eligible persons, (ii) determine the time or times when awards shall be granted and the number of shares of Common Stock subject to each award,
(iii) designate options as incentive options, (iv) determine the terms and conditions of each award, (v) prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Stock Option Plan and to change such forms from time to time, (vi) adopt, amend, and rescind rules and regulations for the administration of the Stock Option Plan, and (vii) interpret the Stock Option Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Stock Option Plan. Under the Stock Option Plan, options granted to directors or executive officers may only be granted by a committee of the Board of Directors comprised of "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     Options are granted to participants under the Plan as a form of compensation for services provided to the Company by such participants; the Company receives no consideration for the grant of such options. The market value of the Common Stock underlying the options, based on the closing bid price on the NASDAQ National Market System on March 26, 1999, was $5.75 per share.

     The exercise price of each option is determined by the Compensation Committee, but in the case of an incentive option the price shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent stockholder) of the fair market value of the Common Stock at the time the option is granted, nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. The latest date on which an option may be exercised shall be the date which is ten years (five years, in the case of an incentive option granted to a ten-percent stockholder) from the date the option was granted, or such earlier dates as may be specified by the Compensation Committee.

     An option may be exercised by payment of the option price (i) in cash,
(ii) if permitted by the Compensation Committee, (a) through the delivery of shares of Common Stock having a fair market value equal to the purchase price,
(b) by delivery of a promissory note payable on such terms as are specified by the Compensation Committee, (c) by delivery of an unconditional and irrevocable undertaking by a broker to promptly deliver to the Company sufficient funds to pay the exercise price, or (d) by any combination of any permissible forms of payment. No awards may be transferred other than by will or by the laws of descent and distribution, and during the participant's lifetime an award may be exercised only by such participant. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Compensation Committee may substitute or adjust the aggregate number of shares reserved for issuance under the Stock Option Plan and in the number and purchase price (if any) of shares subject to such awards, or accelerate, amend or terminate awards. Upon termination of employment or other service relationship with the Company,
(x) options not exercisable immediately prior to the termination shall terminate, and (y) to the extent exercisable immediately prior to termination, the option shall continue to be exercisable during the period prior to the expiration date and within 60 days following termination (180 days if termination by reason of death), unless termination is "for cause," as defined in the Stock Option Plan, in which case all awards terminate immediately.

Federal Tax Effects

     In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the option holder or a deduction to the Company. However, option holders exercising incentive stock options may become subject to the alternative minimum tax by reason of that exercise.

     If the stock received upon the exercise of an incentive stock option is held for at least two years from the date of grant and at least one year from the date of exercise, any gain or loss recognized from the disposition of the stock will be considered capital gain or loss and will be taxable accordingly. If shares received upon exercise of an incentive stock option are disposed of before the holding period requirements described above have been satisfied
(a "disqualifying disposition"), the option holder will realize ordinary income, and in general the Company will be entitled to a deduction, equal in general to the difference between the option price and the value of the stock at the later of (i) the date of exercise, or (ii) in the case of an officer or director subject to the short-swing profit limitations of Section 16(b) of the Exchange Act exercising an option within six months of grant, the end of such six-month period unless immediate recognition of income is elected under Section 83(b) of the Internal Revenue Code. The same tax consequences may result if the aggregate value of stock (determined as of time of grant) for which incentive stock options become exercisable in any one year by an optionee exceeds $100,000.

     In the case of nonstatutory options, no income results upon the grant of the option. When an option holder exercises a nonqualified option, he or she will realize ordinary income, subject to withholding, equal in general to the excess of the then-fair market value of the stock over the option price. However, if the optionee is an officer or director subject to the limitations of Section 16(b) of the Exchange Act and exercises an option within six months of grant, income will be realized at the end of such six-month period unless immediate recognition of income is elected under Section 83(b) of the Internal Revenue Code. The Company will in general be entitled to a deduction equal to the amount of ordinary income realized by the optionee, provided the Company satisfies applicable withholding and reporting requirements.

     Section 162(m) of the Internal Revenue Code limits to $1 million the deduction a public corporation may claim with respect to the remuneration paid in any year to any of the corporations top five officers. The deduction limitation is subject to a number of important exceptions, including an exception for so-called "performance based" compensation. It is anticipated that options granted under the Stock Option Plan will be eligible for an exception from the $1 million deduction limitation.

     The foregoing summary does not purport to be a complete description of Federal tax consequences in respect of the Stock Option Plan.


                               New Plan Benefits
                               -----------------

     Jay L. Essa, the Company's President and Chief Executive Officer, was granted options for 100,000 shares under the Stock Option Plan, subject to the stockholders' approval of the proposed amendment to the Stock Option Plan. The future benefits or amounts that would be received under the Stock Option Plan by other executive officers and the groups named in the table below are not determinable at this time. The following table shows the number of options granted to executive officers and the groups under the Stock Option Plan during the Company's 1998 fiscal year.

                                         Shares Subject to Options
                                        Granted under the Company's
Group                                 Stock Option Plan in Fiscal 1998
-----                                 --------------------------------
Jay L. Essa                                          25,000
President and Chief
  Executive Officer

David Pearce                                         20,000
Vice President and Chief
  Financial Officer

All Executive Officers
  as a Group                                         45,000

All Non-Executive Officer
  Directors as a Group                                  N/A

All Non-Executive Officer
  Employees as a Group                              151,500


                             PROPOSAL NUMBER THREE

                         RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1999. Arthur Andersen LLP has served as the Company's independent accountants since 1992. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR the ratification of the appointment of Arthur Andersen LLP. The affirmative vote of the holders of a majority of shares properly cast on the proposal, in person or by proxy, will be required to ratify the appointment of Arthur Andersen LLP. In the event that the stockholders do not ratify the appointment of Arthur Andersen LLP as its independent accounting firm, the Board of Directors will consider the selection of another firm of independent accountants. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and make such statements as he or she may desire.

THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF  THE SELECTION OF INDEPENDENT
                          ACCOUNTANTS DESCRIBED ABOVE

                  QUORUM REQUIREMENT AND METHOD OF TABULATION

     Consistent with Massachusetts corporate law and the Company's By-Laws, a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for such Annual Meeting. The two nominees for election as director at the Annual Meeting who receive the greatest number of votes properly cast for the election of director shall be elected. A majority vote of the number of shares present in person or represented by proxy at the Annual Meeting entitled to vote thereon is necessary to approve the actions proposed in Item 2, Item 3 and Item 4 as well as any other matter which comes before the Annual Meeting, except where law, the Company's Restated Articles of Organization or By-laws require otherwise. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes have any effect on the outcome of voting on the matter.

     At least 10 days before the 1999 Annual Meeting of Stockholders, the Company shall make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 960 Turnpike Street, Canton, Massachusetts 02021. The list shall also be made available to stockholders present at the Annual Meeting.

                              FINANCIAL STATEMENTS

     The Company's audited financial statements for the fiscal year ended December 31, 1998 and certain other related financial and business information of the Company are contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed by the Company with the Securities and Exchange Commission on March 31, 1999. Copies of such Annual Report on
Form 10-K for the fiscal year ended December 31, 1998, as filed by the Company with the Securities and Exchange Commission on March 31, 1999. Copies of such Annual Report on Form 10-K (without exhibits) may be obtained without charge by contacting Geerlings & Wade, 960 Turnpike Street, Canton, Massachusetts 02021,
Attention: Investor Relations.

                             STOCKHOLDER PROPOSALS

     In order for stockholder proposals which are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 to be considered by the Company for inclusion in the Company's proxy material for the Company's 2000 Annual Meeting of Stockholders, they must be received by the Company on or before December 9, 1999 at its principal executive office, 960 Turnpike Street, Canton, Massachusetts 02021, Attention: Investor Relations.

     For proposals that stockholders intend to present at the 2000 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Securities Exchange Act of 1934, unless the stockholder notifies the Company of such intent on or before February 26, 2000, any proxy that management solicits for such Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.


                                 OTHER MATTERS

     Management has no knowledge of any other matter that may come before the 1999 Annual Meeting of Stockholders and does not, itself, currently intend to present any such other matter. However, if any such other matters properly come before the Annual Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                               PROXY SOLICITATION

     The cost of soliciting proxies will be paid by the Company. Proxies may be solicited without extra compensation by certain directors, officers and regular employees of the Company by mail, telegram or in person.

     Stockholders are urged to send their proxies without delay. Your cooperation is appreciated.

                                                                      Appendix A
                                                                      ----------
                                                            Amended and Restated
                                                             as of May 12, 1998.




                             GEERLINGS & WADE, INC.

                               STOCK OPTION PLAN



1.   PURPOSE
     -------

     The purpose of this Stock Option Plan (the "Plan") is to advance the interests of Geerlings & Wade, Inc. (the "Company") by enhancing the ability of the Company, and its parent and subsidiaries (if any) to attract and retain able employees, consultants or advisers to the Company; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company through interests in shares of the Company's common stock, $.01 par value (the "Stock"). Any employee, consultant, or adviser selected to receive an award under the Plan is referred to as a "participant".

     Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Except as otherwise expressly provided with respect to an option grant, no option granted pursuant to the Plan shall be an incentive option.

2.   ADMINISTRATION
     --------------

     The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have discretionary authority, not inconsistent with the express provisions of the Plan, (a) to grant option awards to such eligible persons as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine which options are, and which options are not, intended to be incentive options; (d) to determine the terms and conditions of each award; (e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9 the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 4(c) and Section 6(g).

     The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934 (the "1934 Act"), the Board shall delegate the power to select directors and officers to receive awards under the Plan and the timing, pricing, and amount of such awards to a Committee, all members of which shall be disinterested persons within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" within the meaning of section 162(m)(4)(c)(i) of the Code.

3.  EFFECTIVE DATE AND TERM OF PLAN
    -------------------------------

     The Plan shall become effective on the date on which it is approved by the shareholders of the Company. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by the shareholders.

     No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

4.   SHARES SUBJECT TO THE PLAN
     --------------------------

     (a)  Number of Shares.  Subject to adjustment as provided in Section 4(c),
          ----------------
the aggregate number of shares of Stock that may be the subject of awards granted under the Plan shall be 450,000. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants. No employee shall be entitled to grants of options in excess of 150,000 shares, subject to adjustment in accordance with Section 4(c).

     (b)  Shares to be Delivered.  Shares delivered under the Plan shall be
          ----------------------
authorized but unissued Stock, or if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c)  Changes in Stock.  In the event of a stock dividend, stock split or
          ----------------
combination of shares, recapitalization, or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(g)), acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension, or renewal of the option within the meaning of section 424(h) of the Code.

5.   AWARDS; ETC.
     ------------

     Persons eligible to receive awards under the Plan shall be those persons who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

     Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options.

6.   TERMS AND CONDITIONS OF OPTIONS
     -------------------------------

     (a)   Exercise Price of Options.  The exercise price of each option shall
           -------------------------
be determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in section 424(d) of the Code is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

     (b)   Duration of Options.  An option shall be exercisable during such
           -------------------
period or periods as the Board may specify. The latest date on which an option may be exercised (the "Expiration Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted.

     (c)   Exercise of Options.
           -------------------

     (1) An option shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

     (2) Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents as may be required by the Board and (ii) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

     (3) The Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or in connection with exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock owned by such individual having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

          In the case of an incentive option, the Board may require as a condition of exercise that the participant exercising the option agree to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise. In addition, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (d)   Payment for and Delivery of Stock.  Stock purchased upon exercise of
           ---------------------------------
an option under the Plan shall be paid for as follows: (i) in cash, check acceptable to the Company (determined in accordance with such guidelines as the Board may prescribe), or money order payable to the order of the Company, or
(ii) if so permitted by the Board (which, in the case of an incentive option, shall specify such method of payment at the time of grant), (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months unless the Board specifies a shorter period) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (B) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board, or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (D) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the person exercising the option.

     (e)  Delivery of Stock.  A participant shall not have the rights of a
          -----------------
shareholder with regard to awards under the Plan except as to Stock actually received by him under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (f)   Nontransferability of Awards.  No award may be transferred other than
           ----------------------------
by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by him or her.

     (g)   Mergers, etc.  In the event of any merger, consolidation,
           -------------
dissolution, or liquidation of the Company, the Board in its sole discretion may, as to any outstanding awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such awards as it may determine, or accelerate, amend, or terminate such awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any award, shall require payment or other consideration which the Board deems equitable in the circumstances).

7.   TERMINATION OF EMPLOYMENT
     -------------------------

     If a participant's employment or other service relationship with the Company terminates prior to the Expiration Date the following shall apply:

     (a) Options that are not exercisable immediately prior to the termination shall terminate, except that the Board may in its sole discretion provide that the participant or beneficiary receive in cash, with respect to each share of Stock to which an option relates, the excess of (i) the share's fair market value on the date of the participant's termination, over (ii) the option exercise price.

     (b) To the extent exercisable immediately prior to termination of employment or other service, the option shall continue to be exercisable thereafter during the period prior to the Expiration Date and within 60 days following the termination (180 days in the event that a participant's service terminates by reason of death), unless the participant's employment or other service is terminated "for cause" as defined in (c) below, in which case all awards shall terminate immediately. Except as otherwise provided in an award, after completion of the 60-day (or 180-day) period, such awards shall terminate to the extent not previously exercised, expired, or terminated.

     (c) The following, as determined by the Board in its reasonable judgment shall constitute "cause" termination: (i) a participant's failure to perform, or negligence in the performance of, his or her duties and responsibilities to the Company; (ii) a participant's fraud, embezzlement or other material dishonesty with respect to the Company; or (iii) other conduct by a participant that is harmful to the business, interest, or reputation of the Company.

No option shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

     In the case of any award, the Board may provide in the case of any award for post-termination exercise provisions different from those expressly set forth in this Section 7, including without limitation terms allowing a later exercise by a former employee, consultant or advisor (or, in the case of a former employee, consultant or advisor who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the Expiration Date.

8.   EMPLOYMENT RIGHTS
     -----------------

     Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee of, or consultant or adviser to, the Company, its parent, or any subsidiary or affect in any way the right of the Company, its parent, or a subsidiary to terminate the participant's relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

9.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, AND TERMINATION
     ----------------------------------------------------------------

     Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

     The Board may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards; except that no such amendment shall adversely affect the rights of any participant (without his or her consent) under any award previously granted.

                                                                      Appendix B
                                                                      ----------


         FORM OF PROXY FOR GEERLINGS & WADE, INC. 1999 ANNUAL MEETING


                            GEERLINGS & WADE, INC.

 Proxy Solicited on behalf of the Board of Directors of Geerlings & Wade, Inc.
          for Annual Meeting of Stockholders to be held May 11, 1999

     The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of Geerlings & Wade, Inc. (the "Company"), hereby appoints each of Jay L. Essa and David R. Pearce proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of the Company to be held on May 11, 1999 at 3:00 p.m. at the offices of Ropes & Gray, One International Place, Boston, MA 02110 and all adjournments thereof (the "Meeting") and to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

     This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxies will be voted for the nominees and for the other proposals set forth herein and described in the Board of Directors' Proxy Statement. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock for the Annual Meeting.

     SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------


I  plan to attend the meeting.      [_]

I do not plan to attend the meeting.  [_]


Signature  __________________________________________  Date ____________________

Signature if Held Jointly  __________________________  Date ____________________


NOTE: Please sign name exactly as it appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Board of Directors recommends a vote FOR each of the following matters:

1. The election of two             FOR     WITHHELD            Nominees: James C. Curvey
 directors, each for a term        [_]       [_]                         Phillip D. Wade
 ending in 2002.

INSTRUCTION:  To
 withhold authority to vote for
 any individual nominee, write
 that nominee's name in the
 space provided below.
______________________

2. To consider and act upon        FOR     AGAINST   ABSTAIN
 a proposal to amend and           [_]       [_]       [_]
 restate the Company's  Stock
 Option Plan to increase the
 authorized shares of Common
 Stock reserved for issuance
 thereunder from 450,000 to
 600,000 and increase the
 number of options that may be
 granted to any individual
 employee thereunder from
 150,000 to 250,000.
______________________

3. To consider and act upon a      FOR     AGAINST   ABSTAIN
 proposal to ratify the            [_]       [_]       [_]
 appointment of Arthur
 Andersen LLP as independent
 auditors of the Company.

PLEASE PROMPTLY DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.